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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       February 3, 1999
                                                  ----------------------------


                                 STEELCASE INC.
             (Exact name of registrant as specified in its charter)

           Michigan                    1-13873                38-0819050
  ----------------------------      ------------           ------------------
  (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)             File Number)          Identification No.)


         901 44th Street, Grand Rapids, Michigan             49508
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         (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code     (616) 247-2710
                                                   ----------------------
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Items 1-4.    Not applicable.


Item 5.       Other Events.

         On February 3, 1999, Steelcase Inc., a Michigan corporation (the "Company"), issued a press release (the "Press Release") announcing that it had reached an agreement in principle with Strafor Facom S.A. ("Strafor") to purchase Strafor's 50 percent ownership interest in Steelcase Strafor S.A., a European joint venture between Steelcase and Strafor. The Press Release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 6.       Not applicable.


Item 7.       Financial Statements and Exhibits.

         (a)-(b)  Not applicable.

         (c)      Exhibits.

                  99 Press Release issued by Steelcase Inc., dated February 3, 1999.

Item 8.       Not applicable.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 17, 1999              STEELCASE INC.


                                       By:  /s/ A. Rougier-Chapman
                                           -------------------------------------
                                                Alwyn Rougier-Chapman
                                                Senior Vice President - Finance
                                                Chief Financial Officer and
                                                Treasurer
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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

    99           Press Release issued by Steelcase Inc., dated February 3, 1999.